Exhibit 10.26

CERTAIN PORTIONS OF THIS EXHIBIT

HAVE BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT. THE

SYMBOL “****” HAS BEEN INSERTED

IN PLACE OF THE PORTIONS SO OMITTED.

EXECUTION VERSION

AMENDMENT TO MEMBER BUSINESS AGREEMENT

This Amendment (the “Amendment”) is made to that certain agreement made as of July 1, 2003 (the “Agreement”), by and between MasterCard International Incorporated, a Delaware corporation having its principal place of business at 2000 Purchase Street, Purchase, NY 10577-2509 (“MasterCard”); HSBC Bank USA, National Association, a national banking association with its principal offices at One HSBC Center, Buffalo, New York 14203 (“HSBC Bank”) and HSBC Bank Nevada N.A. f/k/a Household Bank (SB), N.A., a national banking association with its principal place of business at 1111 Town Center Drive, Las Vegas, NV 89144, (“HBON”), (HSBC Bank and HBON, together, “HSBC”), each for itself and on behalf of its Affiliates. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Except as expressly modified herein, all terms of the Agreement shall remain in full force and effect as stated in the Agreement and, in the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern.

1.	The parties hereby amend Sections 1.4, 1.7, 1.22 and 1.23 of the Agreement by deleting such Sections in their entirety and adding in their places the following Sections:

“1.4	‘**** Volume’ shall mean for any Calendar Year, HSBC MasterCard Volume of $****.”

“1.7	‘Card’ shall include, without limitation, any bank card, credit card, charge card, travel and entertainment card, debit card, ATM card, prepaid card, smart card, virtual card or similar card issued by HSBC, any travelers check, or electronic currency or remote payment system that can be accessed using a Card. However, for purposes of this Agreement, “Card” shall not include a single purpose credit, charge or prepaid card accepted only at retail locations of a limited number of merchants and their Affiliates whose names and marks alone with HSBC appear on the face of such card, or a line of credit not accessible by a Card.”

“1.22	‘MasterCard Volume Share’ shall mean for any period of calculation, a percentage equal to a fraction, the denominator of which is total HSBC Card Volume (or any portion thereof, e.g., HSBC Volume on Consumer Credit Cards) in the Area of Use and the numerator of which is the HSBC MasterCard Volume (or any portion thereof, e.g., HSBC MasterCard Volume on Consumer Credit Cards) in the Area of Use, such percentage to be rounded to the nearest whole number.”

“1.23	‘**** Volume’ shall mean for any Calendar Year, HSBC MasterCard Volume of $****.”

2.	The parties hereby amend Section 1 of the Agreement by adding to such Section 1 alphabetically the following definitions:

“‘Account’ means the line of credit associated with a Card or multiple Cards sharing the same account number.”

“‘Credit Card’ means a Card that is not a Debit Card.”

“‘**** Portfolio’ means Credit Cards offered by or related to **** or any Affiliate of or successor to **** by and/or through HSBC.”

“‘**** Volume Share’ means MasterCard Volume Share for Credit Cards of ****%.”

“‘**** Volume Share’ means MasterCard Volume Share for Credit Cards of ****%.”

“‘Named Segments’ means the **** Portfolio, **** Portfolio, **** Portfolios and **** Portfolios, collectively.”

“‘Rest of Business,’ or ‘ROB’ means HSBC’s Accounts that: (i) are not Accounts associated with Named Segments; (ii) are not co-branded Accounts for which MasterCard has a direct co-brand arrangement with a merchant partner; and (iii) are not Accounts associated with Debit Cards.”

“‘**** Portfolio’ means HSBC-branded Credit Cards that are offered to **** customers or to cardholders or prospective cardholders through ****.”

“‘Share of New Issuance’ in any Calendar Year means a fraction, the numerator of which is the number of New MasterCard-branded Credit Card Accounts approved and boarded on HSBC’s cardholder system of record in such Calendar Year and the denominator of which is the total number of all Credit Card Accounts approved and boarded on HSBC’s cardholder system of record in such Calendar Year, expressed as a percentage, and as further qualified in Section 2.4B.”

“‘**** Portfolio’ means **** Cards offered to cardholders associated with **** and ****.”

“‘**** Portfolio’ means HSBC-branded Credit Cards that are offered to cardholders or prospective cardholders in the U.S. under **** program or any successor program thereto and which bear the name and marks of such program.”

“‘**** Portfolio’ means HSBC-branded Credit Cards that are **** with a **** at least **** for the corresponding Account and are offered to cardholders or prospective cardholders in the U.S. for **** Purposes, excluding HSBC-branded Credit Cards that are (i) issued through ****; and (ii) **** with a **** partner or other **** relationship.”

3.	The parties hereby amend Section 2.1 of the Agreement by deleting the first full paragraph of such Section 2.1 and adding in its place the following paragraph:

2.1	“Subject to Section 2.2, and provided that HSBC for each Calendar Year during the Term generates HSBC MasterCard Volume at least equal to the **** and maintains **** for **** at least equal to the ****, HSBC **** for Volume charged to MasterCard Cards issued by HSBC in the Area of Use shall be ****. The following rates for **** shall be ****. HSBC acknowledges that MasterCard shall establish fees for all Other Services in the Area of Use from time to time and HSBC shall comply with the procedures and charges for Other Services as may be so established for Other Services utilized by HSBC.”

4.	The parties hereby amend Section 2.1A of the Agreement by deleting such Section 2.1A in its entirety and adding in its place the following Section, along with Schedule I, attached hereto:

A.	“Commencing on ****, HSBC’s **** and ****, subject to the provisions of Section 2.1C, shall be as set forth in the table in Schedule I for the specified levels of HSBC MasterCard Volume generated in the Area of Use during each Calendar Year of the Term.”

5.	The parties hereby amend Section 2.1C of the Agreement by deleting such Section 2.1C in its entirety and adding in its place the following Section, along with Schedule II, attached hereto:

C.	“In the event HSBC MasterCard Volume for any Calendar Year during the Term is **** than the **** Volume **** for **** for any Calendar Year during the Term is less than the ****, then the following provisions shall apply, as applicable:

1.	“In the event that in any Calendar Year, **** for **** is **** the ****, but HSBC MasterCard Volume is **** the **** Volume, HSBC’s **** and **** for such Calendar Year shall be calculated pursuant to the table in Schedule II.

2.	“Notwithstanding the foregoing, in any Calendar Year in which HSBC MasterCard Volume does not meet or exceed the **** Volume and/or the **** Volume (the “****”), HSBC shall have the ability to ****, as applicable, over a **** as follows:

(a)	“First, HSBC shall have **** (the “****”) to **** the **** Volume **** or **** Volume **** by generating HSBC MasterCard Volume in such **** that, ****, equals or exceeds the **** Volume or **** Volume, as applicable.

i.	If HSBC **** a **** Volume **** for the **** pursuant to this Section 2.1C(2)(a), then HSBC’s **** and **** for such **** shall be calculated pursuant to **** of the table in Schedule I instead of ****. If HSBC **** the **** Volume **** in such manner, then HSBC’s **** and **** for the **** shall be calculated pursuant to the table in Schedule II and HSBC shall have a **** to **** the **** pursuant to Section 2.1C(2)(b) below; provided, however, that MasterCard shall **** at the end of the **** and HSBC shall **** at the end of the **** an **** what HSBC **** in the **** pursuant to **** of Schedule I and what HSBC **** for the ****.

ii.	If HSBC **** a **** Volume **** for the **** pursuant to Section 2.1C(2)(a), then HSBC’s **** and **** for such **** shall be calculated pursuant to the **** for HSBC MasterCard Volume of >$**** and <$**** in Schedule II, instead of ****. If HSBC does not **** the **** Volume **** in such manner, HSBC’s **** and **** for the **** shall be calculated at **** and HSBC shall have a **** to **** the **** pursuant to Section 2.1C(2)(b) below; provided, however, that MasterCard shall **** at the end of the **** and HSBC shall **** at the end of the **** an **** what HSBC **** in the **** pursuant to Schedule II if it generated HSBC MasterCard Volume of >$**** and <$**** and what HSBC **** for the **** pursuant to ****.

(b)	“If the **** is **** in the ****, then HSBC shall have an **** period (the “****”) to **** the **** by generating HSBC MasterCard Volume in such **** that, ****, equals or exceeds the **** Volume or **** Volume, as applicable.

i.	If HSBC **** a **** Volume **** for the **** in the **** pursuant to Section 2.1C(2)(b), then MasterCard shall **** to HSBC in that Calendar Year the **** HSBC pursuant to Section 2.1C(2)(a)(i), above. If HSBC **** the **** in such manner, then ****, calculated in Section 2.1C(2)(a)(i), shall be applied to HSBC’s **** and **** for the ****.

ii.	If HSBC **** a **** Volume **** the **** in the **** pursuant to Section 2.1C(2)(b), then MasterCard shall **** to HSBC in that Calendar Year the **** HSBC pursuant to Section 2.1C(2)(a)(ii), above. If HSBC **** the **** in such manner, then ****, calculated in Section 2.1C(2)(a)(ii), shall be applied to HSBC’s **** and **** for the ****.

3.	“In the event that in any Calendar Year, **** for **** is **** the ****, HSBC’s **** and **** shall be calculated pursuant to the table in Schedule II, notwithstanding any **** with respect to HSBC MasterCard Volume.”

6.	The parties hereby amend Section 2.4B of the Agreement by deleting such Section 2.4B in its entirety and adding in its place the following Section, along with Schedule III, attached hereto:

B.

“Additional Support based upon HSBC’s **** MasterCard-branded **** in those certain segments listed below, and specifically for developing and growing HSBC’s MasterCard-branded **** in the Area of Use (the “****”). For each Calendar Year, commencing in ****, in which the **** is **** and HSBC **** a **** of **** within the Named Segments in the aggregate, MasterCard will make such Support available in such Calendar Year to HSBC for MasterCard Cards in the Named Segments, in such amount calculated pursuant to the table in Schedule III. In addition, for each Calendar Year, commencing in ****, in which the **** is **** and HSBC **** within the Rest of Business, then MasterCard will make such Support available in such Calendar Year to HSBC for MasterCard Cards in the Rest of Business, in such amount calculated pursuant to the table in Schedule III. For the purposes of this Section, a **** in any Calendar Year means an **** associated with a Credit Card and that was issued during such Calendar Year, but excluding any Account or Card that was **** due to (i) **** or

****, (ii) a **** following ****, (iii) the **** of a **** due to ****, (iv) the **** of a **** pursuant to Section 3.3 of the Agreement, (v) part of a ****, or (vi) a **** program following the **** from a ****.

“The use of any **** provided pursuant to this Section 2.4B shall be **** by MasterCard and HSBC; provided, however, that a minimum of **** of the **** available in each Calendar Year must be spent by HSBC ****. Upon MasterCard’s **** request, HSBC shall provide to MasterCard documentation (provided, however, that HSBC has no duty to provide consumer related non-public personal information) supporting the expenditures of such Support. To the extent the full amount of such Support is not used as provided herein during the Calendar Year in which it is available, then such unused amount will be forfeited and MasterCard will have no obligation to make any rebate or other consideration to HSBC for the unused amount of such Support.”

7.	The parties hereby amend Section 3.1 of the Agreement by deleting such Section 3.1 in its entirety and adding in its place the following Section 3.1:

3.1	“MasterCard is the preferred brand for Cards issued by HSBC **** in the Area of Use. ****, as and from the date hereof, HSBC shall cause **** credit and debit programs in the Area of Use to **** of MasterCard Volume Share (the “Brand Share Targets”) as follows: (i) Debit Cards shall achieve a MasterCard Volume Share of ****% and (ii) **** Credit Card portfolios shall achieve a MasterCard Volume Share of ****% as follows: (x) from the date hereof ****, HSBC shall issue and maintain all Credit Cards in the **** Portfolio exclusively as MasterCard Cards and shall not associate any Card in the **** Portfolio with the brand of a MasterCard Competitor; (y) from the date hereof ****, HSBC shall issue and maintain all Credit Cards in the **** Portfolio in the Area of Use exclusively as MasterCard Cards and shall not associate any such Card in the **** Portfolio with the brand of a MasterCard Competitor; and (z) from the date hereof ****, HSBC shall issue and maintain all Credit Cards in the **** Portfolio in the Area of Use exclusively as MasterCard Cards and shall not associate any such Card in the **** Portfolio with the brand of a MasterCard Competitor. HSBC shall ensure that each Brand Share Target is met as described above. For any of the portfolios set forth in (x), (y), and (z) above, prior to the **** exclusivity commitment outlined above, HSBC and MasterCard shall ****.”

8.	The parties hereby amend Section 3.3 of the Agreement by deleting such Section 3.3 in its entirety and adding in its place the following Section:

“3.3	In the event a Consumer Credit Card holder or Commercial Card holder specifically requests an unsolicited change to a brand competitive with MasterCard, HSBC shall use all reasonable efforts to attempt to convince the Card holder to acquire or retain a MasterCard-branded Card; if such efforts are unsuccessful, HSBC may, at the Card holder’s insistence, and as an alternative to the Card holder attriting, offer a brand of a Card business competitive with MasterCard to the Card holder. In addition, take-one and paper applications may feature a check-off box for both MasterCard and other branded Cards provided that the check-off box for the other brand is no more prominently featured than the check-off box for MasterCard. In the event that an application is submitted with no brand box checked-off, HSBC shall make MasterCard the default brand choice. ****. The parties agree that nothing in this Section 3.3 shall affect HSBC’s obligation to ensure that each Brand Share Target is met as described in Section 3.1.”

9.	The parties hereby amend Section 3.4A of the Agreement by deleting such Section 3.4A in its entirety and adding in its place the following Section:

A.	“Other than for relationships in connection with Acquired Cards (as defined below), for **** relationships, **** relationships and **** relationships (collectively “**** Relationships”) that are **** HSBC and that may result in a **** with such relationship, ****, and unless prohibited by a confidentiality agreement negotiated without regard to this obligation, HSBC will **** MasterCard of the **** Relationship and ****.”

10.	The parties hereby amend Section 3.4B of the Agreement by deleting such Section 3.4B in its entirety and adding in its place the following Section:

B.	“For those **** Relationships where the Volume associated with such **** Relationship has the potential to exceed ****% of the HSBC Card Volume within **** and the **** Relationship requires ****, HSBC will, unless prohibited by a confidentiality agreement which has been negotiated without regard to this obligation, notify MasterCard of the situation and, **** allow one or more appropriate MasterCard representatives to participate in appropriate HSBC internal strategy discussions and invite MasterCard to meet with the potential **** Relationship. ****. Nothing herein shall restrict MasterCard from initiating discussions with any potential **** Relationship independently.”

11.	The parties hereby amend Section 3.4 of the Agreement by adding to such Section a new Section 3.4E as follows:

E.	“Any Card that is issued by HSBC in the Area of Use and **** with the **** as a result of **** through HSBC’s current **** with respect to Cards that **** shall be ****. This Section 3.4E shall only apply with respect to Cards **** that are **** in good faith and without regard to this exception, pursuant to the ****. At the end of each Calendar Year, **** will review **** under this section; if **** determines that the **** will exceed ****% of the HSBC Card Volume within the **** of the Calendar Year.”

12.	The parties hereby amend Section 3.5A of the Agreement by deleting such Section 3.5A in its entirety and adding in its place the following Section:

“A.	In the event HSBC purchases or in any way acquires an existing portfolio of Accounts (the “Acquired Cards”) for which the issuer had, other than in contemplation of its marketing the portfolio for sale, **** into a **** with a **** general purpose Card program, then HSBC shall use **** acquire such Cards free and clear of any branding exclusivity restrictions and, if HSBC is unable to do so, HSBC shall use **** to minimize the period of ****. Such **** shall include allowing MasterCard, at its option, the opportunity to offer to **** to such other Card program to **** the obligation (but HSBC shall not be required to **** to such other Card program to **** the obligation).”

13.	The parties hereby amend Section 3.5B of the Agreement by deleting such Section 3.5B in its entirety and adding in its place the following Section:

B.	“If the Card Volume from the possible Acquired Cards transaction has the potential to exceed ****% of the HSBC Card Volume within **** of the closing of such transaction (as reasonably determined by ****), then HSBC will, unless prohibited by a confidentiality agreement, which has been negotiated without regard to this obligation, notify MasterCard of the situation and allow MasterCard the opportunity to ****. If MasterCard cannot be included in any discussions until a transaction becomes public, then HSBC will include MasterCard in discussions as soon as practicable after the transaction becomes public. No later than **** prior to the date of expiration of the **** arrangement with a **** general purpose Card program for the Acquired Cards, MasterCard and HSBC shall develop a mutually acceptable plan and timetable for converting **** Acquired Cards to the MasterCard brand.”

14.	The parties hereby amend Section 3.5C of the Agreement by deleting such Section 3.5C in its entirety and adding in its place the following Section:

C.	“Card Volume from **** Acquired Cards will be **** under this Agreement, ****.”

15.	The parties hereby amend Section 3.6A of the Agreement by deleting such Section 3.6A in its entirety and adding in its place the following Section:

A.	“For Acquired Cards which include a **** Relationship, after acquisition, HSBC shall **** and MasterCard and HSBC shall develop a mutually acceptable plan and timetable for converting

**** Acquired Cards to the MasterCard brand. HSBC shall, unless prohibited by a confidentiality agreement negotiated without regard to this obligation, notify MasterCard of the **** Relationship and, ****, allow one or more appropriate MasterCard representatives to participate in and assist with HSBC’s efforts to develop attractive commercial commitments for such **** Relationship prior to offering such commitments to the **** Relationship.”

16.	The parties hereby amend Section 3.6B of the Agreement by deleting such Section 3.6B in its entirety and adding in its place the following Section:

B.	“For those **** Relationships where the Volume associated with such **** Relationship has the potential to exceed ****% of the HSBC Card Volume within ****, HSBC will, unless prohibited by a confidentiality agreement which has been negotiated without regard to this obligation, notify MasterCard of the situation and, ****, allow one or more appropriate MasterCard representatives to participate in appropriate HSBC internal strategy discussions and invite MasterCard to meet with the potential **** Relationship. ****. Nothing herein shall restrict MasterCard from initiating discussions with any potential **** Relationship independently.”

17.	The parties hereby amend Section 3.6C of the Agreement by deleting such Section 3.6C in its entirety and adding in its place the following Section:

“C.	In the event that HSBC fully complies with its obligations under this Section 3.6 but (i) even after the foregoing obligations have been met, the **** Relationship **** or (ii) ****.”

18.	The parties hereby amend Section 3.7 of the Agreement by deleting such Section 3.7 in its entirety and adding in its place the following Section:

“3.7	If Acquired Cards are not subject to a **** arrangement with **** general purpose Card program, then HSBC will notify MasterCard of such acquisition and HSBC shall provide MasterCard with the opportunity to present the benefits of converting such Acquired Cards to the MasterCard brand; ****. Notwithstanding anything to the contrary in the foregoing, MasterCard and HSBC shall develop a mutually acceptable plan and timetable, not to exceed **** after the date of acquisition, for **** Acquired Cards to the MasterCard brand.”

19.	The parties hereby amend Section 3.10 of the Agreement by deleting such Section 3.10 in its entirety.

20.	The parties hereby amend Section 3 of the Agreement by adding to such Section a new Section 3.15 as follows:

“3.15	HSBC shall provide a report to MasterCard at the end of each quarter setting forth the **** achieved in such quarter. Within three (3) months of the end of each Calendar Year, HSBC shall certify to MasterCard the **** achieved in such Calendar Year. In the event that such certified **** is **** than ****% for any Calendar Year, HSBC will not be entitled to the **** of this Agreement for such Calendar Year, and to the extent that any such Support has already been paid by MasterCard for such Calendar Year, HSBC shall refund all such Support to MasterCard.”

21.	The parties hereby amend Section 4.1 of the Agreement by deleting such Section 4.1 in its entirety and adding in its place the following Section:

4.1	“****, HSBC shall **** support, incent and retain all Cards and shall maintain all Cards as MasterCard Cards ****. Additionally, HSBC shall not convert, directly or indirectly, any MasterCard Card (without regard to when or by what entity such Card was established, whether prior to or during the Term) to any Card brand other than a MasterCard Card until **** (provided this Agreement is not terminated for default by MasterCard) provided, however: ****.”

22.	The parties hereby amend Section 4 of the Agreement by adding to such Section a new Section 4.4 as follows:

“4.4	HSBC and MasterCard agree that within the **** commencing on **** they will use commercially reasonable efforts **** for MasterCard in HSBC’s U.S. retail services business and negotiate in good faith towards executing written agreements for such opportunities.”

23.	The parties hereby amend Section 4 of the Agreement by adding to such Section a new Section 4.5 as follows:

“4.5	Notwithstanding anything to the contrary in the Agreement, in the event that **** has identified a MasterCard Card issued by HSBC that is associated with ****, HSBC **** such MasterCard Card **** MasterCard, provided that HSBC will give MasterCard written notification of such **** a minimum of ****, which notification shall include: the number of ****, the identity of the portfolios with which such **** are associated, the marketing channel to be used (e.g. direct mail or telemarketing), and the **** to be used ****, unless HSBC is prohibited by a confidentiality agreement. HSBC agrees ****. For the purposes of this Section 4.5, **** means **** that has **** a **** or ****. All such **** and resulting Volume **** with HSBC’s **** activity, but shall be subject to the Brand Share Targets and Volume requirements stated herein.”

24.	The parties hereby amend Section 4 of the Agreement by adding to such Section a new Section 4.6 as follows:

“4.6	For clarification purposes, the failure by HSBC to meet the **** Volume, ****, **** Volume, ****, or **** shall not constitute a failure to materially observe or materially perform HSBC’s obligations under this Agreement which would otherwise subject a party to the provisions of Section 5.1A.”

25.	The parties hereby amend Section 4 of the Agreement by adding to such Section a new Section 4.7 as follows:

“4.7	HSBC and MasterCard agree to commence discussions no later than **** to explore incremental growth opportunities with respect to the **** Portfolio.”

*******************

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date(s) set forth below.

MASTERCARD INTERNATIONAL INCORPORATED

By:

Name:

Title:

Date:

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:

Title:

Date:

HSBC BANK NEVADA, N.A. (formerly known as Household Bank (SB), N.A.)

By:

Name:

Title:

Date:

SCHEDULE I

	If HSBC generates HSBC MasterCard Volume in the Area of Use during a Calendar Year of:	Then, for such Calendar Year, HSBC’s **** and **** for such HSBC MasterCard Volume falling within such Tier generated in the Area of Use shall be:

Tier 1	Less than $**** but at least equal to $****	****

Tier 2	Greater than or equal to $****, up to and including $****	****

Tier 3	Greater than $****, up to and including $****	****

Tier 4	Greater than $****, up to and including $****	****

Tier 5	Greater than $****, up to and including $****	****

Tier 6	Greater than $****, up to and including $****	****

Tier 7	Greater than $****…	****

Calculation example: ****.

SCHEDULE II

**** for ****	MasterCard Volume (in Billions)

	> $****	> $**** to $****	> $**** to $****	≥ $**** to $****	< $**** but > $****	≤ $****

≥ ****	****	****			****	****

****< ****		****	****	****	****

**** < ****	Tier 1 + ****	Tier 1 + ****	Tier 1 + ****	Tier 1 + ****	Tier 1 + ****

< ****	****

SCHEDULE III

Potential ****
	For Named Segments:	For Rest of Business:	Total Potential Funding:

****

At least **** but less than ****	$****	$****

At least **** but less than ****	$****	$****

At least **** but less than ****	$****	$****

At least **** but less than ****	$****	$****

****	$****	$****	$****